UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

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GRAFTECH INTERNATIONAL LTD.

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For Immediate Release

GRAFTECH SENDS LETTER TO STOCKHOLDERS AND FILES INVESTOR PRESENTATION

Highlights Track Record of Performance and Reiterates Commitment to Executing Strategic Plan

Urges Stockholders to Vote FOR the GrafTech Director Nominees on the WHITE Proxy Card

PARMA, Ohio – April 24, 2014 – GrafTech International Ltd. (NYSE:GTI) (“GrafTech”) today announced that it has mailed a letter to stockholders in connection with the Company’s May 15, 2014 Annual Meeting of Stockholders urging them to protect their investment by voting the WHITE proxy card FOR GrafTech’s seven experienced and highly qualified director nominees. In addition, GrafTech filed a presentation with the U.S. Securities and Exchange Commission (“SEC”), which is available on the Investor Relations section of the Company’s website and on the SEC’s website at www.sec.gov.

Highlights of the presentation include:

•	GrafTech’s Board and management team have a strong track record of value creation and a clear, winning strategy to drive long-term stockholder value;

•	GrafTech’s experienced and highly qualified Board is committed to serving the interests of ALL stockholders;

•	The Milikowsky Group’s platform is based on flawed analysis and misleading statements, and demonstrates a fundamental lack of understanding of GrafTech’s global businesses and industry;

•	If implemented, the Milikowsky Group’s proposed strategy would be detrimental to stockholder value; and

•	Nathan Milikowsky was not re-nominated to the Board in 2013 following serious governance breaches and conduct that demonstrate he is not qualified to serve on the Board.

The full text of the letter follows:

April 24, 2014

Dear Fellow Stockholders,

GrafTech’s May 15, 2014 Annual Meeting is only a few weeks away and your vote is extremely important. Your Board of Directors is focused on driving value for all stockholders and positioning GrafTech for continued success. We urge you not to allow GrafTech’s meaningful progress to be derailed by an individual with an agenda that is not aligned with the interests of ALL stockholders.

The Daniel and Nathan Milikowsky Group (the “Milikowsky Group”), led by former Board member Nathan Milikowsky, is seeking to install its own nominees to the Board at the Annual Meeting. While the Milikowsky Group initially nominated five candidates for election at the meeting, they recently announced that they would nominate three individuals, including Nathan Milikowsky.

Your Board unanimously recommends that stockholders vote the enclosed WHITE proxy card “FOR” GrafTech’s seven highly qualified and experienced director nominees, including two new independent nominees: Joel Hawthorne, Randy Carson, Mary Cranston, Thomas Danjczek, Ferrell McClean, Catherine Morris and Steven Shawley.

GRAFTECH HAS THE RIGHT BOARD, THE RIGHT MANAGEMENT TEAM AND

THE RIGHT STRATEGY TO CONTINUE DRIVING VALUE FOR STOCKHOLDERS

Over the past five years, your Board and management team have implemented initiatives to improve the competitive strength of the Company during the industry’s current severe cyclical downturn and to best position GrafTech in anticipation of a recovery in the steel market. We are confident that GrafTech has the right Board, the right management team and the right strategy to continue to drive value for all stockholders.

In contrast, the Milikowsky Group’s platform is filled with unsound analysis and misinformation, and indicates a basic lack of industry understanding. We are writing today to address the Milikowsky Group’s flawed platform and to ensure that you have all the facts when making this important decision about the future of your investment.

THE MILIKOWSKY GROUP’S STRATEGY UNDERSCORES ITS FUNDAMENTAL

LACK OF UNDERSTANDING OF GRAFTECH’S GLOBAL BUSINESSES AND INDUSTRY

In connection with its campaign to reinstall Nathan Milikowsky on the GrafTech Board, the Milikowsky Group has presented a platform that, if implemented, would be detrimental to stockholder value. In addition, the only Milikowsky Group initiatives based on sound business principles are those that the GrafTech Board has long been driving and that were implemented before the Milikowsky Group launched its proxy contest. Apart from the initiatives underway at GrafTech, the strategies presented by the Milikowsky Group are either unsound, based on flawed assumptions, misleading in nature or simply inappropriate for a global carbon and graphite material sciences business like GrafTech. The Board urges stockholders to consider each of the Milikowsky Group’s claims in light of the facts:

✗	Milikowsky Group Claim: GrafTech should redefine its commercial strategy to a commodity pricing approach to gain market share, claiming this would increase sales by 30,000 metric tons and generate an additional $60 million in EBITDA.

✓	FACT: The Milikowsky Group’s suggestion would disrupt GrafTech’s sound and appropriate pricing strategy, with a long-term negative impact on GrafTech’s margins. GrafTech recently announced global rationalization initiatives, which reduced its capacity and costs and increased utilization to over 90%. We believe the market recognized that GrafTech is pursuing the right strategy through its very favorable reaction – the stock rallied approximately 40 percent in the five trading days following the announcement. The Milikowsky Group’s plan essentially recommends undoing GrafTech’s global rationalization initiatives and starting a pricing war.

Furthermore, the Milikowsky Group’s strategy assumes no competitive response to its attempt to capture increased market share, which is inconsistent with the competitive marketplace in which we operate. This proposal demonstrates a fundamental misunderstanding of one of GrafTech’s global businesses.

Importantly, the Milikowsky Group chooses not to disclose the assumptions underlying its EBITDA estimates, which in reality necessitates an unprecedented industry margin on product and would imply a 40% increase in graphite electrode prices.

✗	Milikowsky Group Claim: GrafTech should expand the capacity of Seadrift, suggesting that would add $24 million in EBITDA.

✓	FACT: At this point in the cycle, Seadrift capacity expansion would be value destructive. The needle coke industry is currently operating at an estimated 80% utilization rate. Low utilization has put significant pressure on pricing, and therefore an expansion of capacity at Seadrift would not result in increased profitability and is not in the best near term interest of stockholders.

Further, as Nathan Milikowsky is aware, GrafTech has made its intentions clear about its plans to expand capacity at Seadrift at the appropriate time based on projected increased demand and capacity utilization. Once again, the Milikowsky Group neglects to disclose the assumptions underlying the implied EBITDA improvement it touts, which would require a 35% price increase for needle coke.

✗	Milikowsky Group Claim: GrafTech should evaluate opportunities available to Engineered Solutions.

✓	FACT: Engineered Solutions is core to GrafTech’s materials science technologies and allows for penetration of high growth markets. Engineered Solutions, which represented 22% of GrafTech’s total revenue in 2013, diversifies GrafTech’s revenue base. In addition, the Engineered Solutions segment leverages GrafTech’s carbon and graphite technology leadership for new product development. We believe that the Milikowsky Group wants to “evaluate” opportunities available to Engineered Solutions as a pretense for initiating a sale, which would be detrimental to stockholder value.

In addition, stockholders should consider the view of an independent third party, who noted:

“We also note that the [Milikowsky Group] proposal includes statements related to evaluating all actionable opportunities available for the engineered solutions business. We believe the company’s ownership of this business enhances its credit profile because it supports greater overall stability in earnings and cash flow.”

•	Moody’s, “Shareholder proposal would be credit negative for GrafTech,” March 14, 2014

✗	Milikowky Group Claim: GrafTech should streamline its organizational structure to be similar to that of steel minimill producers.

✓	FACT: GrafTech already has a similar organizational structure to that proposed by the Milikowsky Group. The Company has a flat structure on par with its “efficient” customers, apart from a few additional managers whose expertise is necessary because of the scale and international scope of GrafTech’s operations. Contrary to the Milikowsky Group claims, the savings associated with removing a small number of global operations managers would be far less than $28 million and would require GrafTech to forego a favorable tax benefit.

In reality, the $28 million would represent the entire SG&A budget needed to support the Engineered Solutions business, substantially all of the Industrial Materials business or the corporate organization.

✗	Milikowsky Group Claim: GrafTech should improve its corporate governance practices.

✓	FACT: GrafTech has a strong corporate governance culture and an independent Board. GrafTech’s annually elected Board is composed of experienced and highly qualified directors who bring new perspectives and accountability and are committed to serving the interests of all stockholders. Importantly, the Board has been aggressively involved in driving stockholder returns that outperform the weighted average of GrafTech’s industry peer group[1] over the one and five year periods.

Nathan Milikowsky was not re-nominated to the Board in 2013 for his own failure to meet GrafTech’s corporate governance standards. GrafTech’s Board and management will not compromise on good corporate governance and ethics, plain and simple.

THE ONLY REALITY-BASED ACTIONS THE MILIKOWSKY GROUP CITES

ARE THOSE ALREADY UNDERWAY AT GRAFTECH

The Milikowsky Group makes a number of suggestions for actions and initiatives that are already being executed by GrafTech. Whether this is intended to mislead stockholders or is simply further evidence of a lack of understanding of GrafTech’s global businesses is less important than the fact that your Board and management team are working diligently to execute GrafTech’s strategy. For example, the Milikowsky Group states that GrafTech should reduce SG&A, reduce inventory and run Seadrift at full capacity. The truth is, the Board has long been driving these initiatives and we were implementing them before the Milikowsky Group launched its proxy contest. Specifically:

✗	Milikowsky Group Claim: GrafTech should reduce SG&A by 25%.

✓	FACT: GrafTech is already a lean organization that employs Lean Six Sigma practices, and the Company has consistently had lower SG&A spend relative to its peers. GrafTech reduced SG&A by $25 million[2], or 18%, in 2013, which represents SG&A spending as a percentage of revenue 0.6% lower in 2013 than it was in 2004. In addition, on an absolute basis, SG&A has only increased $5 million even after the effects of four acquisitions, sales growth, increases from changes in accounting rules and inflation, while revenue has grown over $300 million.

✗	Milikowsky Group Claim: GrafTech should reduce inventory to $300 million.

[1]	Industry peers include: SGL Carbon, Tokai Carbon, Graphite India, HEG Limited, IBIDEN, Showa Denko, Mersen, Toyo Tanso and Nippon Carbon.
[2]	Excluding pension mark to market.

✓	FACT: GrafTech announced its intention to reduce inventory by $150 million by the end of 2015. Management has been keenly focused on inventory levels, which have been artificially high due to GrafTech’s acquisition of Seadrift in 2010 and a related DOJ-triggered three-year wind-down contract with Phillips 66 that expired at the end of 2013.

✗	Milikowsky Group Claim: GrafTech should ensure Seadrift is run at full capacity.

✓	FACT: Since the beginning of the fourth quarter of 2012, Seadrift has been running at full capacity. Once again, as a condition of its acquisition of Seadrift, GrafTech was subject to a DOJ-triggered three-year wind-down contract with Phillips 66 that expired at the end of 2013. Since the acquisitions, Seadrift has operated at an average utilization rate of over 90%.

It is important for stockholders to recognize that the Milikowsky Group cannot claim ignorance of these facts, especially given the prominent position Daniel and Nathan Milikowsky played in negotiating the sale of Seadrift, and the fact that Nathan Milikowsky previously served on GrafTech’s Board.

NATHAN MILIKOWSKY IS NOT QUALIFIED TO SERVE

ON THE COMPANY’S BOARD OF DIRECTORS

Nathan Milikowsky’s personal quest to reinstate himself to GrafTech’s Board in spite of his clear breaches of good corporate governance and ethics is at the heart of the issue.

In 2012, the GrafTech Board unanimously appointed a committee of independent directors as well as independent investigatory counsel to conduct a thorough investigation into apparent leaks of confidential inside information that were brought to the Board’s attention by several members of the management team. After completion of its investigation, investigatory counsel reported its conclusion that there had been leaks of material nonpublic information, that there was evidence that Nathan Milikowsky was the source of the leaks, that there was no evidence to support a conclusion that management or any other director was the source of the leaks and that at least some of that information could not have been developed independently.

GrafTech’s independent Nominating Committee concluded that the facts, circumstances and evidence it considered in advance of the 2013 Annual Meeting established that the conditions to the re-nomination of Nathan Milikowsky for election as a director were not satisfied, that the Stockholders’ Agreement was breached, and that Nathan Milikowsky’s presence on the Board was disruptive to Board functioning.

The GrafTech Board stands behind its investigation, process and findings. The Board’s investigation was thorough and thoughtful and conducted with the assistance of well-recognized, highly experienced, independent investigatory counsel, Morris, Nichols, Arsht & Tunnell LLP, which reported to a Special Committee of the Board composed entirely of independent directors.

Despite multiple attempts to work constructively with the Milikowsky Group to find a resolution that would avoid a proxy contest, including several offers to appoint certain Milikowsky Group nominees to the Board, no such resolution has been achieved. Nathan Milikowsky continues to insist that he include himself as a nominee, despite the Board’s evidence-based conclusion that his prior governance breaches and conduct demonstrate that he is not a qualified candidate.

As we have noted previously, if all of our seven nominees are elected, your Board intends to offer to add representation from the Milikowsky Group’s slate to the Board after the Annual Meeting. The Company maintains that commitment and, given the current composition of the Milikowsky Group slate, the GrafTech Board expects that if all of the Company’s seven nominees are elected, either Karen Finerman, David Jardini or both would be invited to join the Board. In determining which candidates to invite to the Board, the Nominating Committee would consider the views of GrafTech’s stockholders and could also request an interview with Ms. Finerman, Mr. Jardini or both.

SUPPORT GRAFTECH’S VALUE ENHANCING STRATEGY BY VOTING THE WHITE PROXY CARD TODAY

We are confident that we have the right Board, the right team and the right strategy to continue to drive value for ALL stockholders. Your Board unanimously recommends that you vote FOR GrafTech’s seven highly qualified and experienced director nominees to protect your investment in GrafTech.

Your Board would like to remind you that your vote is extremely important—no matter how many shares you own. Whether or not you plan to attend the annual meeting, please sign, date and return the WHITE proxy card TODAY and discard all blue proxy cards that you may receive from the Milikowsky Group.

We thank you for your continued confidence and support of GrafTech.

Sincerely,

The GrafTech Board of Directors

/s/	/s/	/s/	/s/
Joel L. Hawthorne	Randy W. Carson	Mary B. Cranston	Harold E. Layman

/s/	/s/	/s/
Ferrell P. McClean	Steven R. Shawley	Craig S. Shular

If stockholders have questions or need assistance in voting their shares, please call:

480 Washington Boulevard, 26th Floor

Jersey City, NJ 07310

(800) 509-0917 (Toll Free)

e-mail: graftechproxy@georgeson.com

GrafTech International is a global company that has been redefining limits for more than 125 years. We offer innovative graphite material solutions for our customers in a wide range of industries and end markets, including steel manufacturing, advanced energy applications and latest generation electronics. GrafTech operates 20 principal manufacturing facilities on four continents and sells products in over 70 countries. Headquartered in Parma, Ohio, GrafTech employs approximately 3,000 people. For more information, call 216-676-2000 or visit www.GrafTech.com.

NOTE ON FORWARD-LOOKING STATEMENTS: This letter contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) about our strategy, stockholder value, future board representation, election of directors, operational and financial performance, growth prospects and rates, the markets we serve, plans and our position in our industry. Our expectations are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations. Actual future events, circumstances, performance and trends could differ materially, positively or negatively, from those set forth in these statements due to various factors, including: unforeseen delays, costs or liabilities associated with our initiatives as well as our growth and other plans, changes in market prices of our securities, changes in business and economic conditions and growth trends in the industry, changes in global demand and supply for our products, changes in customer markets and various geographic regions, uncertainties in the geopolitical environment, and other risks and uncertainties, including those detailed in our SEC filings, as well as future decisions by us. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any of them in light of new information, future events or otherwise. This letter does not constitute an offer to sell or solicitation to buy with respect to any securities.

IMPORTANT ADDITIONAL INFORMATION: GrafTech and its directors and executive officers may be deemed to be participants in the solicitation of proxies from GrafTech stockholders in respect of the 2014 Annual Meeting. GrafTech has filed a definitive proxy statement with the SEC in connection with the solicitation of proxies from GrafTech stockholders for the 2014 Annual Meeting. A definitive proxy statement and a form of proxy has been mailed to GrafTech stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WITH RESPECT TO THE 2014 ANNUAL MEETING AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2014 Annual Meeting. Information regarding the direct and indirect beneficial ownership of GrafTech’s directors and executive officers in GrafTech securities is set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2014 Annual Meeting. Stockholders are able to obtain free copies of the definitive proxy statement, any amendments or supplements to the definitive proxy statement and other documents filed with the SEC by GrafTech through the web site maintained by the SEC at www.sec.gov and on GrafTech’s web site at http://ir.graftech.com/.

To the extent holdings of GrafTech securities by directors or executive officers have changed since the amounts printed in the definitive proxy statement, such changes have been or will be reflected in Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders can obtain free copies of these documents from the web sites maintained by the SEC and by GrafTech set forth above.

Contacts:

GrafTech International

Kelly Taylor, Director, Investor Relations & Corporate Communications, 216-676-2293

or

Joele Frank, Wilkinson Brimmer Katcher

Jamie Moser / Jed Repko, 212-355-4449

GrafTech Investor Presentation April 2014

Important Disclosures
NOTE ON FORWARD-LOOKING STATEMENTS: This presentation and related discussions may contain forward-looking statements about such matters as: our outlook for 2014 and beyond; future or targeted operational and financial performance; growth prospects and rates; the markets we serve; future or targeted profitability, cash flow, and liquidity; future or targeted sales, costs, cost management, working capital, inventory management, revenues, and business opportunities and positioning; strategic plans; stock repurchase plans; supply chain management; the impact of rationalization, cost competitiveness and liquidity initiatives; expected or targeted changes in production capacity, operating rates or efficiency in our operations or our competitors' or customers' operations; expected or targeted capital expenditures; future prices and demand for our products and changes therein; product quality; diversification, new products, and product improvements and their impact on our business; the impact of acquired businesses and backward integration; investments and acquisitions that we may make in the future; the integration of acquisitions into our operations; possible financing (including factoring and supply chain financing) activities; expected or targeted debt levels; our customers' operations, production levels and demand for their products; our position in markets we serve; regional and global economic and industry market conditions and changes therein, including our expectations concerning their impact on us and our customers and suppliers; conditions and changes in the global financial and credit markets; tax rates and the effects of jurisdictional mix; the impact of accounting changes; expected depreciation and amortization expenses, and currency exchange and interest rates and expenses.
We have no duty to update these statements. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. Actual future events, circumstances, performance and trends could differ materially, positively or negatively, due to various factors, including: failure to achieve earnings or other estimates; actual outcome of uncertainties associated with assumptions and estimates used when applying critical accounting policies and preparing financial statements; failure to successfully develop and commercialize new or improved products; adverse changes in inventory or supply chain management; limitations or delays on capital expenditures;
business interruptions including those caused by weather, natural disaster, or other causes; delays or changes in or non-consummation of proposed investments or acquisitions; failure to successfully integrate into our business any completed investments and acquisitions or to successfully realize upon completed investments; failure to achieve expected synergies or the performance or returns expected from any completed investments or acquisitions;
inability to protect our intellectual property rights or infringement of intellectual property rights of others; changes in market prices of our securities; changes in our ability to obtain financing on acceptable terms; adverse changes in labor relations; adverse developments in legal proceedings or investigations; non-
realization of anticipated benefits from, or variances in the cost or timing of, organizational changes, rationalizations and restructurings; loss of market share or sales due to rationalization activities; negative developments relating to health, safety or environmental compliance or remediation or liabilities;
downturns, production reductions or suspensions, or changes in steel and other markets we or our customers serve; customer or supplier bankruptcy or insolvency events; political unrest which adversely impacts us or our customers' businesses; declines in demand; intensified competition and price or margin decreases; graphite electrode and needle coke manufacturing capacity increases; fluctuating market prices for our products, including adverse differences between actual graphite electrode prices and spot or announced prices; consolidation of steel producers; mismatches between manufacturing capacity and demand; significant changes in our provision for income taxes and effective income tax rate; changes in the availability or cost of key inputs, including petroleum-based coke or energy; changes in interest or currency exchange rates; inflation or deflation; failure to satisfy conditions to government grants; continuing uncertainty over U.S. fiscal policy or condition; continuation of the European debt crisis; changes in government fiscal and monetary policy; a protracted regional or global financial or economic crisis; and other risks and uncertainties, including those detailed in our SEC filings, as well as future decisions by us.
This presentation and any related discussions do not constitute an offer to sell or solicitation to buy as to any securities.

Conclusion
6
Response to Daniel and Nathan Milikowsky Group Plan
4
GrafTech Corporate Governance & Board Nominees
3
A History of Success and Innovation
GrafTech Strategy
2
GrafTech Overview & Track Record
1
GrafTech Efforts to Settle
5
Appendix
7

Company Overview
Incorporation
NYSE ticker
Stock price
Market capitalization
Net debt
Sales (2013)
EBITDA (2013)
Employees (2013)
4
Delaware
GTI
$10.92
$1,481M
$540M
$1,167M
$144M
3,034
Segment Information Company Facts
Graphite electrodes
Needle coke
Refractory bricks
Industrial
Materials
Engineered
Solutions
Source: Company filings, FactSet
(1) Stock price as of March 31, 2014
(2) Net debt as of December 31, 2013
Graphite electrodes
Advanced materials
Needle coke plant
Sales offices
Revenue
by region
Advanced Electronics
Industrial
Alternative Energy
Aerospace & Defense
Consumer
GrafTech is a leader in carbon and graphite material sciences
1
1
2
Product Offerings
•
•
•
Key Markets
•
•
•
•
•
Industrial
Materials
78%
Engineered
Solutions
22%
% of sales

GrafTech’s Strong Track Record
GrafTech management and Independent Board has transformed and strengthened the business and remains focused on creating value for all stockholders
– Turned around the company from near bankruptcy
– Successfully completed and integrated four acquisitions
– Secured the supply of key raw material
– Expanded end markets, and technology and processing capabilities
– Continues to maintain a strong balance sheet
GrafTech management and Board have created clear leadership in carbon and graphite material sciences and has a unique and integrated platform that is unmatched
GrafTech has proactively taken timely and decisive action to best position the
Company upon emergence from this severe cyclical industry downturn
– Right sized capacity
– Rationalized SG&A
– Optimized cash flows
GrafTech has the right strategy, Board and management to drive stockholder value

(1) Excludes dispositions on a pro forma and estimated basis
(2) Non-GAAP financial measure; refer to appendix for reconciliation to GAAP
(3) Includes $98M of antitrust obligations
(4) Peak and trough market capitalizations; trough on October 29, 2002, peak on September 30, 2008
Strong Track Record of Creating Value Through the Cycle
Board and management instrumental to successful turnaround
6
In 2002, GrafTech was on the verge of
bankruptcy, due to ethics violations by
the pre-1999 management team
– Price fixing scandal in early 1990s
– The Company since then has
transformed its culture of ethics and
values
GrafTech’s management team has
created a strong track record of driving
change to achieve stockholder value:
– Winning commercial strategy
– Divestiture of non-performing assets
– Rationalization of three GE plants
– Reduction of over $700M of debt
– Launched Engineered Solutions (“ES”)
segment in 2007
Creation of ~$3B of stockholder value
Trough Peak
2002 2008
Sales
(1) $506M $1.2B
Adjusted EBITDA
(1)(2) $55M $369M
Sales / Team Member
(1)
~$159k ~$474k
Operating Cash Flow
($60M) $249M
Net Debt
$818M
(3)
$78M
Market Cap
(4)
$213M $3.0B

– Lowered headcount by 20%, froze
salaries and reduced discretionary
expenses
– Reduced SG&A spending by 18% in
2013
– Reduced manufacturing costs by ~10%
(1) Excludes dispositions on a pro forma and estimated basis
(2) Non-GAAP financial measure; refer to appendix for reconciliation to GAAP
(3) Adjusted for mark to market
(4) Market caps as of 12/31
Strengthened the Business Model In a Challenging Market
Environment
Successfully completed and integrated
four acquisitions
Delivered solid organic growth in
Engineered Solutions
Executed aggressive and prudent cost
cutting initiatives
2009 2013
Sales
(1)
$659M $1.2B
Adjusted EBITDA
(1)(2)
$135M $144M
Sales / Team Member ~$307K ~$385K
Operating Cash Flow $170M $117M
Net Debt
(2)
($33M) $540M
Market Cap
(4)
$1.9B $1.5B
Over the past 5 years, GrafTech has:
Well-positioned for steel recovery
7
(1)
– Backward integration into key raw
material – needle coke (~45% of
variable costs in IM)
– Expanded technology & processing
capabilities in ES
– Dramatically improved quality, safety,
yields and operating rates of the
acquired facilities
3
– ~20% annual growth with over $250M
of revenue in 2013

Evidence of Performance – GrafTech Has Outperformed The
Weighted Average of Its Industry Peers in the Last 5 Years
5 Year Total Stockholder Return
35.0%
22.1%
Source: Bloomberg as of March 31, 2014
(1) Industry peers include: SGL Carbon, Tokai Carbon, Graphite India, HEG Limited, IBIDEN, Showa Denko, Mersen, Toyo Tanso and Nippon Carbon
5-yr
GrafTech 35.0%
SGL 22.1%
Peers¹
27.1%
1 Year Total Stockholder Return
1
(2.8%)
(2.4%)
(14.2%)
YTD
GrafTech (2.8%)
SGL (14.2%)
Peers¹
(2.4%)
8
12/31/12
1-yr
GrafTech 19.6%
SGL (3.5%)
Peers¹
19.2%
19.6%
(3.5%)
Year-to-date Total Stockholder Return
200.0%
150.0%
100.0%
50.0%
0.0%
(50.0%)
(100.0%)
12/31/08
12/31/09
12/31/10
12/31/11
12/31/13
Graftech
SGL Industry peers
27.1%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
(20.0%)
(30.0%)
(40.0%)
12/31/12
03/31/13
06/30/13
09/30/13
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
(20.0%)
(30.0%)
(40.0%)
12/31/13 01/31/14 02/28/14
19.2%
12/31/13
03/31/14

Conclusion

Response to Daniel and Nathan Milikowsky Group Plan
4
GrafTech Corporate Governance & Board Nominees
3
GrafTech Strategy
2
GrafTech Overview & Track Record
1
GrafTech Efforts to Settle
5
Appendix

A Plan to Drive Stockholder Value

GrafTech Has a Clear, Winning Strategy Focused on
Creating Long-term Stockholder Value
Strengthen Core
Business: Industrial
Materials
– Rationalization plan
benefits
Commercialize Advanced
Technologies: Engineered
Solutions
Disciplined Investment
and Capital Deployment
– Strong balance sheet
– Growing cash flows
– Disciplined capital
deployment
10
Create
Long-term,
Sustainable
Stockholder
Value
Unique
Graphite
Electrode
Needle
Coke
Engineered
Solutions
•
•
•

Leading Position: Graphite Electrodes
Sources: 2014 estimates derived from published information including press releases, websites and public company filings
(1) Estimated capacity after announced closures
(2) Includes China facility
(3) Source: World Steel Dynamics, January 2014
A supply / demand imbalance exists today…
However, demand appears to be strengthening
Best positioned for cyclical upturn
Est. Electrode Capacity: ex-China (1,000 MT)
1
0
400
800
1,200
1,600
2,000
2010A 2011A 2012A 2013A 2014E
Capacity
Amount
produced
195
180
100
98
80
32
27
GTI SGL Showa
Denko
Tokai
Carbon
GIL
HEG Nippon
Carbon
SEC
0
100
200
300
400
500
600
90 94 98 02 06 10 14 18
• A supply and demand imbalance in the market has
existed for the last five years, and spreads today are
at cyclical lows
• While others have struggled, GrafTech’s timely and
aggressive actions best position the company to
create significant value for stockholders when the
cycle turns
– Reduced costs
– Reduced capacity
– Improved operating rates
– Continues to maintain pricing discipline
127
2
75%
81% 71% 69% 75%
~3%
CAGR
EAF Steel Production Market 3
Emerging markets
Non-residential construction
New projects
DRI growth

Graphite Electrodes: Pricing Dynamics

•
GrafTech is recognized as a global leader in
quality, technical service and delivery and supplies
the global EAF industry
•
Global pricing discipline is a balanced approach
between current market conditions and market
share strategy
•
Current average electrode price is down 25% from
2009 peak pricing conditions
•
In third quarter of 2012, the company completed a
detailed study by McKinsey & Company on pricing
strategy, that indicated volume would need to
increase at a four to one ratio to offset a ten
percent price decline
•
Current rationalization plan reduces GTI’s
breakeven volume by over 20%, and improved
cost structure by ~10%
Source: 2012 McKinsey study
Graphite Electrode Average Price
2012 Equal-EBIT Breakeven Curve (Price-Volume
Combinations to Achieve Same EBIT)

Owning needle coke production is a unique, cost-saving game changer
– Extends our industry-leading capabilities, low cost position even further
– Ensures supply of high quality needle coke, and opportunity to accelerate profits/margins as cycle recovers
Major electrode provider that is backward integrated
– One of only two graphite electrode producers backward integrated into needle coke and the only one of significant scale
Ability to produce super premium needle coke, essential for highest quality graphite electrodes
– Developed super premium grade needle coke in 2012 and successfully commercialized product
– One of only three producers in the world - ability to source super premium needle coke internally and reduce dependence on external suppliers
– Critical for most demanding arc furnaces / large diameter electrodes
Backward integrated platform solidifies low-cost, self-reliant position
Backward Integration: Needle Coke
13
Phillips 66 contract has expired
– 2010 Seadrift acquisition and DoJ review triggered a mandated 3-year minimum purchase wind-down agreement for petroleum needle coke with Phillips 66
– Contract expired in December 2013 and we are now able to source the majority of our needle coke internally
– Without development of super premium needle coke, GrafTech would have been forced to continue to purchase large quantities from Phillips 66, and therefore unable to take full advantage of backward integration
100% utilization of Seadrift
– Since the beginning of Q4 2012, Seadrift has been running at full capacity and since the acquisition has been running over 90%

Engineered Solutions is a key driver of GrafTech earnings
SOLAR
(SILICON
FURNACES)
OIL & GAS
STRUCTURES
SMARTPHONES
& TABLETS
AEROSPACE &
DEFENSE
ELECTRIC
VEHICLES
(LITHIUM ION
BATTERIES)
+17%
+52% +26%
+16%
ED LIGHTING
(SAPPHIRE
FURNACES)
+22%
High Growth Markets – High Growth Complement to
Industrial Materials Diversification Strategy
Engineered Solutions Growth (Sales $M)
+18%
14
(1) Sources: GrafTech estimates, third party assessments and third party reports
$121
$173
$188
$223
$257
$295-308
$500
2009 2010 2011 2012 2013 2014E Potential
growth
Expected Key Market Growth in Next 5 Years
1

Source: Company filings, press releases; FactSet as of March 31, 2014
(1) Original estimate of $100M revised in January 2014
(2) Industry peers include: SGL Carbon, Tokai Carbon, Graphite India, HEG Limited, IBIDEN, Showa Denko, Mersen, Toyo Tanso and Nippon Carbon
Capacity
Reductions
Cost
Savings
Optimize
Cash Flow
and Reduce
Inventory
• Closed the two highest cost
graphite electrode plants and
Russian machine shop
• Reduces electrode capacity
by ~60k MT
• $75M of annual savings
• Reduced global headcount
by 20%
• $150M cash flow through
effective working capital
management
1
• Annual maintenance capex
reduced by $10M
Strengthened the Core: Rationalization Plan Overview
Price Performance Since October Announcement
+36.3%
6.5%
(12.0%)
October 31, 2013:
GrafTech announces
rationalization plan
15
November 6, 2013:
GrafTech shares rallied
40.2% in the five trading
days after announcement
75
85
95
105
115
125
135
145
155
165
10/30/2013 12/7/2013 1/14/2014 2/21/2014 3/31/2014
GrafTech
SGL Carbon
Industry peers 2
6.5%

Rationalization Plan – Capacity Reductions

Capacity reduction removes highest cost disadvantaged facilities, enhances operating rates and improves our supply / demand balance
Illustrative Summary Overview
Closed highest cost plants
– Located in Brazil, South Africa and Russia
Reduced graphite electrode capacity by ~60k
MT to reflect market realities
– From ~255k MT to ~195k MT
Remaining 4 electrode plants can expand
incrementally
– Up to ~60k MT
Estimated cost to achieve savings of $95M
– $70M non-cash and $25M cash
The rationalization allows us to run our low
cost plants at high operating levels
Utilization Rate
77% 90%+
Remaining plants
Closed plants
Capacity (’000s of MT)
255
195
2014E 2013A

Rationalization Plan – Cost Savings

2013 EBITDA margin Overview
• $75M annualized savings
• 20% reduction in global workforce
• IM segment
• ES segment
• Targeted to be complete by Q2 2014
Among
market
leaders in
profitability
Source: FactSet; Note: EBITDA margins shown are calendarized
Non-electrode
Non-electrode
Non-electrode
Toyo Tanso
Ibiden
Pro forma
GrafTech
HEG Ltd.
Graphite
India
GrafTech
Nippon
Carbon
Showa
Denko
Tokai Carbon
Mersen
SGL Carbon
19.0%
18.8%
17.9%
17.3%
14.5%
12.3%
11.7%
10.2%
10.1%
7.9%
4.3%
$75 million of annualized cost savings
– $50M achieved in 2014
– $25M cash cost to implement, majority of
cost already incurred
– ~600 people
– Closures of 2 plants and 1 machine shop
(~60k MT capacity reduction) as well as
reductions in corporate overhead
– Centralization of certain operations and
overhead reductions (~40 person
headcount reduction)

Rationalization Plan – Optimize Cash Flow and Reduce
Inventory

Inventory Levels by Year ($M)
Planned
$150M
reduction
$150 million of cash flow improvement
$285
$290
$246
$340
$444
$513
$490
$340
2007 2008 2009 2010 2011 2012 2013A 2013 PF
•
$150M of inventory reduction across production network by 2015
•
$90M estimated to be delivered in 2014 and $60M in 2015
•
Reduction of future maintenance capex per ton by operating fewer stand-alone graphite electrode production facilities
– Annual maintenance capex at graphite electrode plants to be reduced by 25% ($10M)
•
GrafTech was obligated to purchase from P66 over $300M of inventory while running Seadrift at high operating levels

“Assuming full realization of the $75M ($65M
cash) cost realizations, GTI’s restructuring plan
will positively impact its EBITDA margin by
500bps and will further improve its cost
structure relative to peers (GTI’s margins were
higher than the peer average by 200bps from
2010 - 2013YTD).”
– Jefferies, March 04, 2014
“GTI announced capacity closures of two of the
Company's highest-cost graphite electrode
facilities in Brazil and South Africa, as well as a
machine shop in Russia... We believe it was
the Company's duty as an industry leader and
a steward of shareholder capital to take such a
course.”
– KeyBanc, November 03, 2013
“Beyond improved markets, GTI’s facility
rationalizations will carry significant cost
savings benefits and improve its strategic
positioning.”
– Jefferies, November 04, 2013
“The previously announced restructuring is a
key to our bullishness on GTI, which we view
as a cyclical stock well into the trough of the
current down-cycle.”
– Sidoti, January 27, 2014
Independent Analysts Are Supportive of Company Strategy

Commercializing Advanced Technologies

Engineered Solutions is a key driver of GrafTech earnings
Reasons Why a Strong ES is Key
Key Initiatives
•
Allows for penetration of high growth markets
– Advanced consumer electronics
– Alternative energy
•
Leverages carbon and graphite product and process technology leadership for new product development
•
Diversifies revenue base
– Provides a sustainable base for diversification in tough steel industry cycles
•
Focus on making capital growth investments fully operational
•
New product development
– Broaden product portfolio, access to new markets
– Multi-functional production assets
– Advanced thermal solutions for electronics
– Integrated electronics solutions
– High-temperature furnace systems for solar, LED and consumer electronics markets

Investment and Disciplined Capital Deployment
Cash Flow
Operational
Investments
• Investing in
innovative new
products
• Maintain working
capital for further
investment in our
business
Capital Returned
to Stockholders
• Bought 8.2% of
outstanding shares
in past 3 years
• Additional 10
million share
buyback program
authorized
External
Investments
• New technologies,
products or access
to growth markets
• Opportunistic
acquisitions in
areas that add
strategic value
GrafTech’s capital deployment strategy underscores
its long-term commitment to enhancing stockholder value
Balance Sheet
Integrity
•
25-30% debt /
capital target
•
2.0-2.5x debt /
EBITDA target

Strong Balance Sheet and Growing Cash Flow

• Solid liquidity with financial flexibility
• Debt to total capitalization of 30%
• Corporate credit rating of Ba1/BB+,
highest in Company’s history
$117
Target
Growth in Operating Cash Flow ($M) Strong Balance Sheet (March 2014)
$77
$101
2011 2012 2013 2014
$150 - 180

Guidance for 2014 – At / Near Low Point of Cycle
(1) Non-GAAP financial measure; refer to appendix for reconciliation to GAAP
(2) Excludes $35M of rationalization-related charges in 2013, and estimated $25M of rationalization-related charges in 2014
(3) 2013 is exclusive of $7M of pension mark to market accounting gain
$M 2013A
2014
Guidance
EBITDA
$144
$150 – $180
Second Quarter EBITDA $40 $30 – $40
Depreciation $95 $90
Overhead
$129
$125 – $130
Interest Expense $36 $37
Tax Rate 32% ~45%
Cash Flow From Operations
(2014 includes $25 of cash rationalization costs)
$117 $150 – $180
Capital Expenditures $86 $100 – $110
ES Revenue Growth
16%
15% – 20%
ES Operating Income Margin %
7%
10% – 15%
(1)
(1)
(2)
(3)

Strong Opportunity in the Next Cycle
6.7X
Low Peak
EBITDA
($M)
9X
Low Peak
$3
$27
Stock
Price
Future
Potential
$150 – 180
*
$500 – 600
EBITDA
($M)
As of
Mar. 31,
2014
Future
Potential
~$11
?
Stock
Price
3.2X
$55
*
$369
*
?
2014
Guidance
* Non-GAAP financial measure; refer to appendix for reconciliation to GAAP; excludes dispositions on a pro forma and estimated basis
Last Cycle Next Cycle

2002 2008
2002 2008

Why GrafTech is Even Better Positioned for the Next Cycle

Successfully implemented effective rationalization plan to reduce costs
– Significantly reduced overhead expenses and right-sized capacity
– Enhanced cash flow and improved working capital management
Backward integration is a game changer
– Extends our industry-leading, low cost position even further
– Ensures supply of high quality needle coke, and opportunity to accelerate profits/margins as cycle recovers
Fast-growing Engineered Solutions now has critical mass
– Accounts for 22% of annual revenue today
– Infrastructure for growth is in place
Solid balance sheet and strong cash flow generation
– Targeted leverage of 25-30% debt/capital and 2.0x-2.5x debt/EBITDA
– Ability to capitalize on growth and/or consolidation opportunities

GrafTech Corporate Governance & Board Nominees
3
An Experienced, Independent and Proven Group of
Leaders
26
Conclusion
6
Response to Daniel and Nathan Milikowsky Group Plan
4
GrafTech Strategy
2
GrafTech Efforts to Settle
5
Appendix
7
GrafTech Overview & Track Record
1

Superior Corporate Governance Culture
Independent oversight with significant experience and long-term strategy
High standards of corporate governance
New perspectives and accountability
GrafTech’s current Board nominees are committed
to acting in the best interest of ALL stockholders
27
– 6 out of 7 Board member nominees are independent
– Continuously reviewing best corporate governance practices
– Board members with public market C-level experience, Wall Street expertise and industry background
– Annually elected board
– Separation of Chairman and CEO roles
– Aggressively involved in driving stockholder return
– 33% of the independent Board nominees are new, 33% of the independent Board nominees have less than 5 years on the Board, 33% of the independent Board nominees have more than
5 years on the Board
– With the election of our recommended slate of directors, including Mr. Danjczek and Ms. Morris, over 70% of the GrafTech Board will have changed over the past five years

Summary Biographies of Board Nominees
Deep industry experience – 25 years
Worked at GrafTech since 1999 in a variety of roles across multiple areas of the company
Director of Investor Relations (August 1999 – January 2001)
Director of Electrode Sales & Marketing, Americas (January 2001 – October 2005)
Director of Worldwide Marketing and Americas Sales (October 2005 – January 2009)
Vice President, Global Marketing & Sales, Industrial Materials (January 2009 – March 2011)
President, Engineered Solutions (March 2011 - January 2014)
Chief Executive Officer & President (January 2014 – present)
Robust industrial experience
–
Former Chief Executive Officer of the Electrical Group of Eaton Corporation (NYSE: ETN)
–
Bachelor of Science degree in Electrical Engineering from Valparaiso University
Strong corporate governance experience
–
Current Director of Fairchild Semiconductor International, Inc., Nordson Corporation and
Southwire Company
28
As a result of his senior executive and deep operational experience managing large, multi-billion-
dollar global businesses together with his strategic vision, leadership, and understanding of financial accounting, finance and disclosure matters, the Board believes he is well qualified to continue serving as a member of the Board
Joel L. Hawthorne – CEO of GrafTech, Director since January 2014
Age 49
Randy Carson – Director since 2009
Age 63

Summary Biographies of Board Nominees (cont’d)
around the world and $561M of revenue in 2012, from 1999 until 2006 nominating and governance committee), and International Rectifier Corporation (Chair of
nominating and governance committee)
award recipient in 2013
oversight and legal matters, as well as her demonstrated successful performance as a GrafTech
Director, well qualify her to continue serving as a member of the Board
Steel Corporation
29
Robust leadership experience
Top lawyer with deep experience in complex governance, corporate, antitrust, telecommunications and securities matters
Chair and CEO of Pillsbury Winthrop, a global service firm with over 600 lawyers, 17 offices
Current Director of Visa, Inc. (Chair of audit and risk committee), Juniper Networks Inc. (Chair of
San Francisco Business Times / Silicon Valley Business Times Outstanding Corporate Director
Direct Women Sandra Day O’Connor Board Excellence Award in 2013
Our Board believes that Ms. Cranston’s expertise in business management, board leadership and
Significant and unique steel industry experience
Former President of the Steel Manufacturers Association
Former executive at Wheeling-Pittsburgh Steel Corporation, Bethlehem Steel Corporation and Kaiser
Corporate governance experience
Current Director of Globe Specialty Metals, Inc. (serves on audit and compensation committees)
The Board believes that Mr. Danjczek’s strong background and relationships in the steel and
Leading corporate governance experience
manufacturing industry, relevant leadership experience with proven business judgment primarily in operations, as well as extensive international steel industry experience and regulatory, legislative and trade related experience make him well qualified to serve on the
Board
Age 66
Mary B. Cranston – Director since 2000 and Lead Director
Age 66
Thomas Danjczek – 2014 Director nominee

at J.P. Morgan & Co.
Summary Biographies of Board Nominees (cont’d)
the electronics and advanced technologies industries, well qualify Ms. Morris to serve as a member of the
Board
30
Top flight corporate finance experience
Former Managing Director and co-head of the Global Energy Group within the Investment Banking Group
Strong corporate governance experience
Current Director of El Paso Corporation
Former Director of Unocal Corporation
The Board believes that Ms. McClean’s insight, including global exposure and vision, international markets experience and understanding of financial accounting, finance and disclosure matters, in addition to her deep board experience, well qualify her to continue serving as a member of the
Board
Strategic and financial acumen in the electronics and advanced technologies industries
Current Senior Vice President and Chief Strategy Officer of Arrow Electronics
Recognized and respected leader
The Board believes that Ms. Morris’ high level of strategic, operational and financial acumen, particularly in
Exceptional depth and breadth of operational and financial experience related to global diversified industrial products
Former Senior Vice President and Chief Financial Officer of Ingersoll Rand
Corporate governance experience
Current Director of Hubbell, Inc.
The Board believes Mr. Shawley’s background and experience make him well qualified to serve on the
Board
Age 67
Ferrell P. McClean – Director since 2002
Age 56
Catherine Morris – 2014 Director nominee
Age 61
Steven R. Shawley – Director Since 2010

Conclusion
6
Response to Daniel and Nathan Milikowsky Group Plan
4
GrafTech Corporate Governance & Board Nominees
3
GrafTech Strategy
2
GrafTech Efforts to Settle
5
Appendix
7
Responses to Daniel and Nathan Milikowsky Group
Proposals
GrafTech Overview & Track Record
1

Summarizing the Daniel and Nathan Milikowsky Group's Proposed
Strategies: Already Doing or Flawed, Misleading and Reckless

Already Doing
Reducing SG&A
Reducing inventory
Ensuring that Seadrift is run at full
capacity
Redefine commercial strategy
Expand the capacity of Seadrift
Evaluate opportunities available to
Engineered Solutions
Inefficient management structure
Repair Corporate Governance
Flawed, Misleading and Reckless Strategy

Milikowsky says… The fact is…
Reduce SG&A
•
Cut SG&A by 25%
• GrafTech is already a lean organization
• SG&A spending (excluding amortization of purchase price
accounting) as a percent of revenue is significantly lower than in the past
• Through successful initiatives, GrafTech reduced SG&A (excluding pension mark to market) by 18%, or $25M, from $142M to $117M in
2013
Reduce inventory
•
Reduce inventory to $300M or less
• GrafTech had already announced its intention to reduce inventory by
$150M by the end of 2015
• Excess inventory was due to a minimum purchase wind-down
agreement with Phillips 66 that expired in 2013
Ensure Seadrift is run at capacity
•
Run Seadrift plant at full capacity instead
of using Phillips 66 as an excuse
• Since the beginning of Q4 2012, Seadrift has been running at full capacity
• Purchasing needle coke from Phillips 66 was mandated under an agreement triggered by our acquisition of Seadrift
Initiatives Launched or Completed Before Proxy Contest
3

1
2

SG&A Among the Best in the Industry
1
• GrafTech already reduced SG&A by $25M
1
(excluding
pension mark to market), or 18%, in 2013
• In 2004, GrafTech incurred $90M of SG&A,
representing 10.6% of sales
• In 2013, SG&A was $117M
1
, or 10.0% of sales,
a reduction of 60bps from 2004
• 2013 also included $7M of stock based compensation
(due to GAAP accounting change) and $15M of
purchase price amortization that did not exist in 2004
Daniel and Nathan Milikowsky Group says: “Reduce SG&A”
The fact is: GrafTech has consistently had low SG&A spend relative to its peers and employs
Lean / Six Sigma practices
Source: Company filings, press releases; FactSet
(1) Excludes pension mark to market accounting
(2) Peers include: SGL Carbon, Graphite India, HEG Limited, IBIDEN, Mersen, Nippon Carbon, Showa Denko, Tokai Carbon and Toyo Tanso
$M 2004 2013
Sales $848 $1,167 $319
Total SG&A
1
$90 $117 $27
As % of revenue 10.6% 10.0% (60bps)
Stock Based Comp (SBC) N/A $7
Purchase price acctng N/A $15
Adjusted SG&A $90 $95 $5
As % of revenue 10.6% 8.1% (250bps)
Peer group mean 2 24% 20%
34
– On a comparative basis, SG&A has gone from
10.6% to 8.1% of revenue while revenue has
increased 38%
– On an absolute basis, SG&A has increased only
$5M including the effects of four acquisitions,
sales growth, SOX, and inflation, while revenue
has grown over $300M

Inventory Management Plan Already Under Way
2
Daniel and Nathan Milikowsky Group says: “Reduce inventory”
The fact is: GrafTech had already announced its intention to reduce inventory by $150M by 2015
•
GrafTech is already addressing its inventory levels, which management recognized were high
•
Inventory has been high due to GrafTech’s acquisition of Seadrift in 2010, which triggered a three-year wind-down contract with Phillips 66
•
During those three years, the Company utilized Seadrift at an optimal capacity allowing for the lowest cost structure
•
Now free from minimum purchase requirements, excess needle coke inventory will be absorbed by the market

– Resulted in higher-than-average needle coke inventory

Seadrift Already Operating Near Capacity
3
Daniel and Nathan Milikowsky Group says: “Ensure Seadrift is run at capacity”
The fact is: Seadrift is currently operating at capacity and has been since Q4 2012
•
Prior to GrafTech’s acquisition, Seadrift was unable to develop or make Super Premium needle coke and GrafTech had to purchase the majority of its requirements from Phillips 66
•
As a result of the Seadrift acquisition in 2010, GrafTech was also obligated to continue purchasing a minimum tonnage of coke from Phillips 66 as required by a three-year wind-down agreement
•
Since GrafTech’s acquisition of Seadrift, GrafTech has run Seadrift at an operating rate of over
90%
Annual Seadrift Utilization
GrafTech acquisition
November 30, 2010
Seadrift has run close to capacity
36
100%
75%
50%
25%
0%
100%
75%
50%
25%
0%
2008 2009 2010 2011 2012 2013 Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013

Milikowsky says… The fact is…
Redefine commercial strategy
•
Increase sales by 30,000 MT to generate
an additional $60M in EBITDA
•
Implies selling 30k MT at margin of
$2,000 / MT, which would be equivalent
to the highest margin ever achieved in our
industry
•
The market reacted very favorably to the announcement of GrafTech’s rationalization plan, which raised utilization to over 90%
•
Additional EBITDA implies unprecedented industry margin, 40%
increase in graphite electrode price
•
Daniel and Nathan Milikowsky Group recommends undoing the
rationalization and starting a price war in graphite electrodes
Expand the capacity of Seadrift
•
Seadrift capacity to add $24M in EBITDA
•
Implies price of $800 / MT, which would
be equivalent to the highest price in the
industry
•
Given industry pricing and utilization, expansion is not economically viable
•
Additional EBITDA implies 35% price increase for needle coke
•
Daniel and Nathan Milikowsky Group recommends leveraging up the company with capital investment and starting a price war in needle coke
Evaluate opportunities available to
Engineered Solutions
•
Questions synergies and business
trajectory of Engineered Solutions
•
Engineered Solutions is core to GrafTech’s materials science technologies and allows for penetration of high-growth markets
•
Innovations developed by the Engineered Solutions segment benefit
Industrial Materials as well
Inefficient management structure
•
Implement organizational structure similar
to that of steel minimill producers
•
GrafTech already has a similar organizational structure to that proposed by the Daniel and Nathan Milikowsky Group
Repair corporate governance
•
GrafTech already has a strong corporate governance culture and an independent Board
•
Nathan Milikowsky was not re-nominated by the Board due to his own failure to meet GrafTech’s corporate governance standards
Daniel and Nathan Milikowsky Group’s Flawed, Misleading
and Reckless Strategies
4
5
6
8

7

Commodity Pricing Strategy is Destructive
4
Daniel and Nathan Milikowsky Group says: “Redefine commercial strategy”
The fact is:
•
The Daniel and Nathan Milikowsky Group’s proposed commercial strategy of selling 30,000 additional metric tons by merely dropping prices to increase volume is irrational in this economic environment and would undo the significant cost benefits of GrafTech’s global rationalization initiatives
•
The Daniel and Nathan Milikowsky Group strategy assumes no competitive response to market share growth, which is also unrealistic in the competitive marketplace where we operate
•
The ~$60M of EBITDA improvement implies a variable margin of $2,000 per MT, which is an unrealistic assumption in the current operating environment
38
– Implied margin would represent the highest achieved by GrafTech historically, but during a more favorable point in the market cycle
– Requires 40% price increase for graphite electrodes
Increasing capacity would hurt pricing, with a long-term negative impact on
GrafTech’s margins

Seadrift Capacity Expansion is Not Currently Realistic
5
Daniel and Nathan Milikowsky Group says: “Expand the capacity of Seadrift”
The fact is: At this point in the cycle, now is not the right time for Seadrift capacity expansion
• While Seadrift is running at full capacity, the needle coke industry is operating at 80% utilization
• Given the industry pricing, an expansion of Seadrift would not result in increased profitability
• As previously disclosed, GrafTech plans to expand Seadrift at the appropriate time based on projected increased demand, capacity utilization and market pricing
• The expansion proposed by the Daniel and Nathan Milikowsky Group is not economically supportable under current market conditions and is not currently a prudent or rational deployment of stockholder capital
• The ~$24M of EBITDA improvement implies a variable margin of $800 per MT, which is an unrealistic assumption in the current operating environment
39
– Implied margin would represent the highest achieved by GrafTech historically, but during a more favorable point in the market cycle
– Requires 35% price increase for needle coke

ES is a Core Part of GrafTech’s Strategy
6
Daniel and Nathan Milikowsky Group says: “Evaluate opportunities available to Engineered
Solutions”
The fact is: Engineered Solutions is a core piece of GrafTech’s integrated platform
•
The Daniel and Nathan Milikowsky Group wants to evaluate alternatives for Engineered Solutions, which we believe is a pretense for initiating a sale
•
Engineered Solutions diversifies GrafTech’s revenue base, representing 22% of total revenues
•
Engineered Solutions leverages carbon and graphite technology leadership for new product development
•
Engineered Solutions allows for penetration of high growth markets and GrafTech is targeting over
$500M in revenues
Engineered Solutions Sales ($M)
18% 22%
Increasing contributor
of total revenue
% of total
sales
40
15-20% growth
$350
$300
$250
$200
$150
$100
$50
$0
$121
$173
$188
$223
$257
$295-308
2009 2010 2011 2012 2013 2014E

A Flat Organization Structure Currently Exists
7
Daniel and Nathan Milikowsky Group says: “Inefficient management structure”
The fact is: GrafTech already has a similar organizational structure to that proposed by the Daniel
2.4X
Sales per Team Member ($k) Flat Structure
Milikowsky
proposed structure
Current GrafTech
structure
41
$159
$385
2002 2013
CEO
Manager
Plant
Manager
CEO
Less than 5 people
Division President /
General Manager
Plant Manager
• GrafTech currently has a flat structure on par with its “efficient” customers
– GrafTech has a small number of non-plant specific key executives who facilitate the Company's ability to operate a cohesive, global business
– The savings from removing these managers would be a small fraction of $28 million
• From 2002 to 2013, the Company’s Sales per Team Member has more than doubled to approximately
$385 thousand
• Milikowsky’s suggestion to reduce SG&A by 25%, or $28M, would represent the entire SG&A budget required to support the Engineered Solutions business or substantially all of the Industrial Materials business or the corporate organization
and Nathan Milikowsky Group

The Daniel and Nathan Milikowsky Group’s Proposals
Would Be Credit Negative
“We view certain elements of the proposal by investors led by Daniel and Nathan
Milikowsky…as credit negative if implemented…additional aspects that in our view could pressure the rating by making it more difficult to return credit measures to appropriate levels by early-to-mid 2015….”
“The proposal would require increased production, which in our view is inconsistent with the operational restructuring program announced by the company in October
2013…”
“A strategic shift toward maximizing market share at this point in the cycle could potentially disrupt an industry that is just starting to find its footing after an extended period of declining prices. The supply/demand balance of the graphite electrode industry remains unfavorable at present.”
“We also note that the proposal includes statements related to evaluating all actionable opportunities available for the engineered solutions business. We believe the company’s ownership of this business enhances its credit profile because it supports greater overall stability in earnings and cash flow.”
–
Moody’s, March 14, 2014

Upon review, Moody’s has publicly stated that the Daniel and Nathan Milikowsky
Group’s proposals would be credit negative for GrafTech

GrafTech Has a Strong Corporate Governance Culture
8
Daniel and Nathan Milikowsky Group says: “Elevate corporate governance policies”
The fact is: GrafTech already has a strong corporate governance culture and
High level of integrity and ethics
Independent oversight
Significant experience and long-term strategy
New perspectives and accountability
Annually elected board
Separation of Chairman and CEO roles
Aggressively involved in driving stockholder return

an independent Board

GrafTech Efforts to Settle
5
Fair and Reasonable Settlement Offers Rebuffed
44
Conclusion
Response to Daniel and Nathan Milikowsky Group Plan
GrafTech Corporate Governance & Board Nominees
GrafTech Strategy
Appendix
GrafTech Overview & Track Record
6
4
3
2
7
1

Numerous Efforts Made to Settle with Daniel and Nathan
Milikowsky Group

3 face-to-face meetings and multiple phone calls between CEO and Nathan Milikowsky
Discussion on merits and rationale of GrafTech’s current strategy
Offer of adding two members of the Daniel and Nathan Milikowsky Group slate to the Board and two additional independent nominees identified by an independent search firm in exchange for a standstill through 2016
Offer of quarterly meetings with Nathan Milikowsky as a stockholder to discuss any concerns regarding the business
Most recent offer included adding four new independent candidates to the Board, including two nominees from the Daniel and Nathan Milikowsky Group slate, having two long-serving directors retire from the Board, the option of either Nathan Milikowsky or a mutually agreed upon director joining the Board as a fifth addition, and foregoing any standstill
Offered representation more than double their share ownership
Nathan Milikowsky has rejected all of our offers and remains obstinate in his views
–
–
–
He must be on the Board
Craig Shular (Executive Chairman) and Mary Cranston (Lead Director) need to step down immediately
Continued refusal to cooperate with the investigation
To remove any distraction for management and the Board on the near-term business execution plan, several outreaches have been made to settle recent demands by the
Daniel and Nathan Milikowsky Group and provide them with meaningful representation on the Board

• In 2012, the GrafTech Board appointed a committee of independent directors, which engaged independent outside counsel, to conduct an investigation into apparent leaks of inside information and possible insider trading that was brought to the Board’s attention by several members of the management team
• Following a comprehensive and thorough process over the course of six months, independent investigatory counsel concluded that there had been leaks of information, that there was evidence that Nathan Milikowsky was the source of the leaks and that there was no evidence that management or any other director was the source
• During the investigation, other key facts were uncovered showing that Nathan Milikowsky acted inconsistently with the fiduciary responsibility of a board member under Delaware law and that the
Milikowskys breached the Stockholders’ Agreement, to which both Nathan and Daniel were subject
• Accordingly, the Board determined that Nathan Milikowsky did not meet the requirements set forth under the Stockholders’ Agreement, and the Corporate Governance Guidelines and Nominating
Committee Charter, for re-nomination
Nathan Milikowsky was Not Renominated to the Board for His Own
Failure to Meet GrafTech’s Corporate Governance Standards

Nathan Milikowsky is Not Qualified to Be a GrafTech
Director

Leaks
Information
Hedge Fund submits letter to Board proposing strategy similar to that outlined by N. Milikowsky to the Board weeks earlier, using similar terminology, and also negatively commenting on executive incentives
In an IR teleconference with management, Hedge Fund reveals it knows
GrafTech has been in discussions to acquire a company, names the target company and expresses its displeasure with any acquisition
How would Hedge Fund know
about the Board’s internal
strategy discussions, including
specific non-public details about
a contemplated transaction?
Suborns
Directors /
Undisclosed
Conflicts of
Interest
N. Milikowsky presents demand to lead director that CEO be replaced (on the same day that Hedge Fund suggested that CEO should be replaced and would like a dialogue with N. Milikowsky – even though it was clear they were already in contact with the Milikowskys)
Isn’t N. Milikowsky’s attempt to
install himself as CEO while on
the Board a clear violation of
Delaware law and the
Stockholders’ Agreement?
N. Milikowsky offers AC Chair opportunity to invest in an early stage medical technology company sponsored by N. Milikowsky through a $220,000 subscription agreement. After signing, AC Chair tells N. Milikowsky that he cannot complete the transaction beyond a $10,000 investment, but N.
Milikowsky tells him he can pay when he can, at same share price –
essentially a “free option”
Should N. Milikowsky have
disclosed financial arrangement
with AC Chair to the Board,
especially given the “free option”
nature of their arrangement?
AC Chair tells Special Committee about a “$10,000-15,000” investment in one of N. Milikowsky’s companies, later revealing full extent of “free option” through interview and document production process
What was the real motivation
behind this “free option” – a
friendly gesture among fellow
Board members or an attempt
by N. Milikowsky to influence
another Board member? If it’s
the former, why not disclose it?
Facts/Evidence
What Stockholders Should Be
Asking

Nathan Milikowsky is Not Qualified to Be a GrafTech
Director (cont’d)

Facts/Evidence
What Stockholders Should Be
Asking
Refuses to
Cooperate
Special Committee established to investigate possible leaks and insider trading
All directors advised that full cooperation is required and will be requested to provide documents and interviews
All directors and management asked to sign legal holds; N. Milikowsky is the only person who refuses to sign
In connection with formation of Special Committee, directors are requested to disclose conflicts. None are disclosed by N. Milikowsky or AC Chair
N. Milikowsky initially fails to produce documents, eventually making a limited production with selected documents
Why would N. Milikowsky not sign
a legal hold if he had nothing to
hide?
Why does N. Milikowsky now
claim he retained all relevant
materials if he never turned them
over to investigatory counsel?
Misleads
Board
N. Milikowsky and AC Chair make presentation to certain directors, and not all directors get the same slides
Lead director requests that N. Milikowsky forward all slides to all directors
N. Milikowsky sends additional slides to lead director, telling her they are the
“balance” of the slides
Documents produced by other directors show that, even then, he did not send all slides
Why didn’t Nathan Milikowsky
disclose entirety of materials to full
Board?
N. Milikowsky claims he did not communicate with hedge fund, while his own emails clearly show that he was coordinating with hedge funds through family members
What is N. Milikowsky hiding?

What Is the Issue to Resolution?
The Daniel and Nathan Milikowsky Group has no interest in resolving – unless
Nathan Milikowsky is on the Board. Why?
Nathan Milikowsky not re-nominated in 2013 for the same reasons that exist today
GrafTech’s Board and management will not compromise on good corporate governance and ethics
The Daniel and Nathan Milikowsky Group’s strategy is flawed and not in the best interest of all stockholders – GrafTech has the right board, the right management team and the right strategy to drive value for all stockholders
49
•
Serious governance breaches, including breach of the stockholders’ agreement
Conduct that demonstrates he is not qualified to serve on the Board
–
–
•
•
•

Conclusion
6
Response to Daniel and Nathan Milikowsky Group Plan
4
GrafTech Corporate Governance & Board Nominees
3
GrafTech Strategy
2
GrafTech Efforts to Settle
5
Appendix
7
GrafTech Has the Winning Strategy
GrafTech Overview & Track Record
1

Conclusion
GrafTech has the right strategy to drive stockholder value
GrafTech has taken timely and decisive actions
GrafTech’s independent Board is engaged and knowledgeable
about our global businesses
The Daniel and Nathan Milikowsky Group’s strategy is value
destructive and based on a flawed single-plant mentality not applicable to running a global organization
The issue to constructive resolution is good corporate governance

Conclusion
6
Response to Daniel and Nathan Milikowsky Group Plan
4
GrafTech Corporate Governance & Board Nominees
3
GrafTech Strategy
2
GrafTech Efforts to Settle
5
Appendix
7
Appendix
GrafTech Overview & Track Record
1

EBITDA Reconciliation

NOTE ON EBITDA RECONCILIATION: EBITDA is a non-GAAP financial measure that GrafTech currently calculates according to the schedule above, using historical or estimated target GAAP amounts as indicated above. GrafTech believes that EBITDA measures are generally accepted as providing useful information regarding a company’s ability to incur and service debt as well as productivity and cash generation. Management uses EBITDA measures as well as other financial measures in connection with its decision-making activities. EBITDA measures should not be considered in isolation or as a substitute for net income (loss), cash flows from operations or other consolidated income or cash flow data prepared in accordance with GAAP.
GrafTech’s method for calculating EBITDA measures may not be comparable to methods used by other companies and is not the same as the method for calculating EBITDA measures under its senior secured revolving credit facility or other debt instruments.
$M 2002 2008 2009 2013 2014 Target
Net income $(18) $184 $ 16 $(27) $(14) - $10
Interest expense 47 19 6 36 37
Interest income (2) (1) (1) 0 0
Income tax (benefit) expense (13) 51 23 (13) (5) – (11)
Depreciation and amortization 25 35 33 95 90
Rationalization-related
depreciation
0 0 0 28 25
Rationalizations and other related
charges and impairments
23 37 55 37 4
Other expense (income), net (7) 12 2 2 3
Mark-to-market adjustment
(1)
0 32 1 (14) 0
EBITDA $55 $369 $135 $144 $150 - $180
(1) 2002 numbers have not been restated to reflect pension and OPEB mark-to-market accounting changes, as the cumulative effect of this elective change was calculated as of December 31, 2006

Net Debt Reconciliation
NOTE ON NET DEBT RECONCILIATION: Net debt is a non-GAAP financial measure that GrafTech calculates according to the schedule above, using GAAP amounts from the Consolidated Financial Statements. GrafTech believes that net debt is generally accepted as providing useful information regarding a company’s indebtedness and that net debt provides meaningful information to investors to assist them to analyze leverage.
Management uses net debt as well as other financial measures in connection with its decision-making activities. Net debt should not be considered in isolation or as a substitute for total debt or total debt and other long-term obligations calculated in accordance with GAAP. GrafTech’s method for calculating net debt may not be comparable to methods used by other companies and is not the same as the method for calculating net debt under its senior secured revolving credit facility or other debt instruments.
$M 2002 2008 2009 2013 Q1 2014
Long-term debt $713 $51 $1 $542 $554
Short-term debt 18 9 1 1 0
Supply chain financing 0 30 15 9 0
Antitrust and related obligations 98 0 0 0 0
Total debt $829 $90 $17 $552 $554
Less:
Cash and cash equivalents 11 12 50 12 17
Net debt $818 $78 ($33) $540 $537

Thorough Investigation Found Nathan Milikowsky
Engaged in Misconduct and Is Not Qualified

Independent directors unanimously concluded Nathan Milikowsky did not satisfy the governance requirements for re-
nomination:
– High personal standards (integrity, honesty and full disclosure of all conflicts of interest)
– Compliance with duty of undivided loyalty and duty of candor
– Compliance with code of conduct (ethics, integrity, conflicts of interest, public disclosure and confidentiality)
– Acting as a member of the Board (disruptive to Board functioning inconsistent with his fiduciary duties and counterproductive to the Board’s discharge of its fiduciary duties)
Taking into account all information considered material and relevant, including:
– Report of a top independent law firm, Wilson Sonsini, on assessment of functioning of the Board
– Results of internal investigation by well recognized, highly experienced, independent investigatory counsel, Morris, Nichols, reported to a Special Committee
– Letter for the Board submitted to lead director and counsel, by former CFO (previously at IBM) and three other employees, based on personal knowledge and required by code of conduct;
– Reporting a hedge fund investing in GrafTech shares (“Hedge Fund”) on multiple occasions revealed contemporaneous knowledge by it of material non-public information (significant M&A transactions, plant cost structure, capital spending and investment, and Board issues - information only known to management and the Board)
Thorough investigation, including over 2,000 hours of personnel time and thousands of documents reviewed
Investigatory counsel reported its conclusions:
– There had been leaks of such information and there was evidence that Nathan Milikowsky was the source
– No evidence to support a conclusion that management or any other director was the source and at least some of that information could not have been developed independently
– Mr. Milikowsky did not cooperate fully (documents provided were incomplete and omitted specifically requested documents known to exist)
– Mr. Milikowsky attempted to mislead the investigation (representing that he produced all responsive documents, although documents produced by another director revealed this to be untrue)
Also found evidence that Milikowskys were acting in coordination with the Hedge Fund, in violation of the Stockholders’
Agreement
Special Committee of independent directors, formed as a customary and proper response:

Nathan Milikowsky Leaks Information to Change
Strategy/Management

December 2011 –
March 2012
Board/Committee
Meetings
• Board confidentially discusses both possible repurchase of 10 million shares and acquisition of a target company, in a sector in which GrafTech had not publicly disclosed material interest, as well as detailed plant cost structure information
• N. Milikowsky raises questions about strategy, based on same flawed assumptions underlying his current strategy
March 2012
• To address questions, there is an all-day strategic and tactical review by management with N. Milikowsky
• N. Milikowsky leads management to believe he supports strategy and tactics and management so reports to the Board at next
Board meeting
• N. Milikowsky does not disagree at that next Board meeting
March 21, 2012
• Hedge Fund emails D. Milikowsky requesting they have a “quick conversation on GrafTech” and D. Milikowsky forwards email to N. Milikowsky asking “what do you think”
March 27, 2012
• N. Milikowsky’s nephew states, in an IR teleconference, that shareholders “would not like [it] at all” if GrafTech acquired another company
April 24, 2012 • The Audit Committee, including N. Milikowsky, meets to consider stock repurchases
April 25, 2012
• D. Milikowsky receives a number of emails from Hedge Fund about share repurchases, and forwards them to N. Milikowsky
N. Milikowsky tells D. Milikowsky that he will review, and “talk to him when he gets back”
April 26 and 27,
2012
• N. Milikowsky’s nephew, in IR teleconferences, states that GrafTech should spend less time on seeking acquisitions and pursue a repurchase program
April 28, 2012
• N. Milikowsky calls his nephew to request that his nephew stop asking questions, as his preference is that other shareholders ask the questions and “not my relative.” The nephew replies that he has been “conscious of not raising any questions not easily and clearly problems.” [Purported notes of N. Milikowsky recorded at the time of the call.] [Isn’t it odd to record notes of this call with one family member, but no notes of any call with D. Milikowsky or anyone else?]
April 30, 2012 • N. Milikowsky’s nephew emails IR personnel, noting he “probably speaks to as many of [GTI’s] shareholders as you do”
May 31, 2012
• Hedge Fund states, in an IR teleconference, it knows GrafTech has been in discussions to acquire a company, names the target company and expresses its displeasure with any acquisition
Summer 2012
• Hedge Fund tells a former GrafTech senior employee that Hedge Fund had dinner/lunch with “Milikowskys” regarding
GrafTech and Hedge Fund
• Hedge fund asked if former GrafTech senior employee wanted to be CEO of GrafTech [Testimony of former employee to investigatory counsel; Hedge Fund does not specify if one or both Milikowskys or whether lunch or dinner]
August 14, 2012 • Hedge Fund states, in an IR teleconference, it knows the Company’s highest cost electrode plant
February 2013
Board Meeting
• Board confidentially discusses possible strategic merger transaction
March 15, 2013
• Hedge Fund schedules a face to face meeting with management and its initial questions are focused on the strategic merger transaction, naming the target
Violation of Law; Breach of Fiduciary Duty, the Stockholders’ Agreement,
Governance Guidelines and the Code of Conduct

Milikowskys Are Coordinated with Hedge Fund to
Change Strategy/Management and Suborns Directors

Milikowskys Are Coordinated with Hedge Fund to Change Strategy/Management
April 28, 2012
•
D. Milikowsky receives email from Hedge Fund on incentive compensation and forwards to N. Milikowsky, during the same time that GrafTech is responding to comments on incentive compensation from Hedge Fund
May 11, 2012
•
Hedge Fund submits letter to Board proposing strategy similar to flawed strategy proposed by N. Milikowsky, using similar terminology, and also negatively commenting on executive incentives
Summer 2012
•
Hedge Fund tells a former GrafTech senior employee that Hedge Fund had dinner/lunch with “Milikowskys” regarding
GrafTech and Hedge Fund
•
Hedge fund asked if former GrafTech senior employee wanted to be CEO of GrafTech [Testimony of former employee to investigatory counsel; Hedge Fund does not specify if one or both Milikowskys or whether lunch or dinner]
August 2, 2012
•
N. Milikowsky presents demand to lead director that CEO be replaced (on the same day that Hedge Fund suggested that CEO should be replaced and would like a dialogue with N. Milikowsky – even though it was clear they were already in contact with the Milikowskys)
Nathan Milikowsky Suborns Directors
October 19, 2011
•
N. Milikowsky offers Audit Committee Chair (“AC Chair”) opportunity to invest in an early stage medical technology company sponsored by N. Milikowsky. AC Chair signs $220,000 subscription agreement on October 19
October 2011
•
AC Chair tells N. Milikowsky that he could not complete the transaction, but N. Milikowsky waives off any concern and tells him he could pay when he could, at same share price – essentially a “free option”. AC Chair pays an initial $10,000 in October
2011 [Testimony of AC Chair to investigatory counsel]
September 2012
•
AC Chair attempts to suborn lead director, by telling her that she can continue to be lead director after management changes.
Lead director refuses
Breach of Fiduciary Duty, Code of Conduct and the Stockholders’ Agreement and Highly
Disruptive to the Board Functioning

Nathan Milikowsky Refuses to Cooperate With Internal
Investigation

September 12,
2012
•
Employees express concern to lead director that insider information is being leaked
September 19,
2012
•
Special Committee established to investigate possible leaks and insider trading. All directors advised that full cooperation is required and will be requested to provide documents and interviews
•
All directors and management asked to sign legal holds. N. Milikowsky is the only person, of 27 who were requested to sign and co-operate, who refuses to sign
October 23, 2012
•
N. Milikowsky counsel sends letter to investigatory counsel, requesting indemnification and confirming that all communications regarding the investigation between Special Committee and N. Milikowsky will be through counsel. [N. Milikowsky is the only person who asked for counsel – what did he have to hide?]
•
N. Milikowsky was not the subject of the investigation at this point, yet he still hired counsel
November and
December 2012
Board Meetings
•
Directors requested to begin collecting documents for delivery to investigatory counsel
January 2013
•
Two written requests for documents sent to directors
February and
March 2013
•
Investigatory counsel provides suggested dates on which it could interview N. Milikowsky
•
N. Milikowsky initially fails to produce documents and then produces certain documents. Investigatory counsel reports production is incomplete and certain documents are redacted. For example, emails that would be expected in response to other emails are not produced and text appears omitted from other emails
•
N. Milikowsky fails to provide a date in which he will be available for an interview. N. Milikowsky’s counsel says that he is not available for some of the dates and other dates are not good because N. Milikowsky is on vacation. N. Milikowsky is only person to ask for counsel to be present at interview, which is ultimately scheduled for April 2013
March 31, 2013
•
N. Milikowsky sends letter to investigatory counsel, denigrating the investigation process, making targeted denials (he
“den[ied] providing any information” to Hedge Fund, and only that he had “no reason to believe Daniel provided any material non-public information” to Hedge Fund) and cancelling his scheduled interview
April 10, 2013
•
Information turned over to SEC
•
Subsequently provided information as requested
Breach of Fiduciary Duty, Governance Guidelines and
Code of Conduct

Nathan Milikowsky Misleads the Board

May 2012
• Following receipt of Hedge Fund’s letter, lead director asks all directors if they had contact with the Hedge Fund. N.
Milikowsky reports to her that he spoke with them once
May 14, 2012
• At Board meeting, lead director asks N. Milikowsky to report on his contact with Hedge Fund
• N. Milikowsky states he had no contact, that D. Milikowsky was contacted by them and he told D. Milikowsky not to talk to them
Summer 2012
• N. Milikowsky strategizes with AC Chair to oust CEO and prepares detailed slide presentation promoting that agenda
• AC Chair convinces N. Milikowsky to use David Jardini as named CEO instead [Testimony of AC Chair]
September 2012 • N. Milikowsky and AC Chair make presentation to certain directors. Not all directors get the same slides
September 12,
2012
• N. Milikowsky forwards 4 slides from the presentation to GrafTech management
• Lead director tells N. Milikowsky that she knows that he has discussed “a much larger deck with other directors” and requests that N. Milikowsky forward a complete set
• AC Chair emails N. Milikowsky not to send the entire slide presentation to lead director unless he wants to share the information with the “entire Board” and management
September 14,
2012
• N. Milikowsky sends additional slides to lead director, telling her they are the “balance” of the slides. In fact, slides produced by other directors show that he lied and that various directors received different slides
September 2012
• N. Milikowsky tells two directors that he had procured support from a third director who was in favor of electing N. Milikowsky as Chairman. Testimony of the three directors shows that he lied
Breach of Fiduciary Duty and Governance Guidelines, and Highly
Disruptive to Board Functioning

Nathan Milikowsky Fails to Disclose Material Conflicts of Interest

September 19,
2012
•
In connection with formation of Special Committee, directors are requested to disclose conflicts. None are disclosed by N.
Milikowsky or AC Chair
February 2013
•
As committee begins to seriously consider reporting to SEC, AC Chair tells Special Committee about investment of “$10,000-
15,000” in one of N. Milikowsky’s companies, saying he “would have done same for any director” and indicating some future payments would be made under same subscription
•
Through interview and document production process, full extent of arrangement is reported to investigatory counsel by AC
Chair. Outside counsel advises Special Committee that arrangement is essentially a “free option”
•
N. Milikowsky does not produce the same documents, despite investigatory counsel request, claiming he has produced all documents
Breach of Fiduciary Duty, Governance Guidelines and
Code of Conduct